UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Lulu’s Fashion Lounge Holdings, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Lulu’s Fashion Lounge Holdings, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 14, 2022
2:00 p.m. (Eastern time)
Virtual Meeting Site: www.virtualshareholdermeeting.com/LVLU2022
LULU’S FASHION LOUNGE HOLDINGS, INC.
195 HUMBOLDT AVENUE
CHICO, CALIFORNIA 95928

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
April 29, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc. at 2:00 p.m. Eastern time, on Tuesday, June 14, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ David McCreight
David McCreight
Chief Executive Officer and Director

Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this proxy statement are forward-looking statements, including but not limited to statements about our business plans, strategies and initiatives, including our ESG initiatives. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause Lulus’ actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the following: risks related to the continued impact of the COVID-19 pandemic on our business, operations and financial results; our ability to successfully maintain our desired merchandise assortment or manage our inventory effectively; demand for our products, including our ability to anticipate, identify, measure, and respond quickly to fashion trends, customer preferences and demands; general economic conditions; our fluctuating operating results; seasonality in our business; our ability to acquire products on reasonable terms; our e-commerce business model; our ability to attract and retain customers in a cost effective manner; the strength of our brand; competition; fraud; system interruptions; system security risks including security breaches; and our ability to fulfill orders. These and other important factors discussed under the caption “Risk Factors” in Lulus’ Annual Report on Form 10-K for the fiscal year ended January 2, 2022 and its other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While Lulus may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change.

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, JUNE 14, 2022
The Annual Meeting of Stockholders (the “Annual Meeting”) of Lulu’s Fashion Lounge Holdings, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m. Eastern time on Tuesday, June 14, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Dara Bazzano, John Black, and Kira Yugay as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 20, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email investors@lulus.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ Naomi Beckman-Straus
Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 29, 2022

LULU’S FASHION LOUNGE HOLDINGS, INC.
195 Humboldt Avenue
Chico, California 95928
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Lulu’s Fashion Lounge Holdings, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 14, 2022 (the “Annual Meeting”), at 2:00 p.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/LVLU2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 20, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 38,832,567 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended January 2, 2022 (the “2021 Annual Report”) will be released on or about April 29, 2022 to our stockholders on the Record Date.
In this proxy statement, “Lulus”, “Company”, “we”, “us”, and “our” refer to Lulu’s Fashion Lounge Holdings, Inc. Our fiscal year is a “52-53 week” year ending on the Sunday closest in proximity to December 31, such that each quarterly period will be 13 weeks in length, except during a 53 week year when the fourth quarter will be 14 weeks. Unless context requires otherwise, references herein to “fiscal 2021” and/or “2021” relate to the year ending January 2, 2022, “fiscal 2020” and/or “2020” relate to the year ended January 3, 2021, and “fiscal 2022” and/or “2022” refer to the year ending January 1, 2023. The year ended January 3, 2021 was a 53 week year.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 14, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/.
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Dara Bazzano, John Black, and Kira Yugay as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of Dara Bazzano, John Black, and Kira Yugay as Class I Directors; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Lulus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Lulus is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 29, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 20, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 38,832,567 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
Lulus has decided to hold the Annual Meeting entirely online this year. We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and us. We believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. You may attend the Annual Meeting online only if you are a Lulus stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/LVLU2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 2:00 p.m. Eastern time on June 14, 2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:45 p.m., Eastern time on June 14, 2022, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 toll-free and following the instructions on the proxy card;
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 13, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Corporate Secretary of Lulus prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. Further, we believe that hosting a virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world, while saving the Company and investors time and money. A virtual meeting is also environmentally friendly and sustainable over the long-term. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/LVLU2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/LVLU2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast, affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Deloitte & Touche LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eight (8) directors on our Board. Our current Class I Directors are Dara Bazzano, John Black, and Kira Yugay who have served on our Board since January 2022, October 2017, and March 2022 respectively. The Board has nominated Dara Bazzano, John Black, and Kira Yugay for election as Class I Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the 2022 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Dara Bazzano, John Black, and Kira Yugay; the current Class II Directors are Eric Liaw and Danielle Qi; and the current Class III Directors are Evan Karp, Michael Mardy, and David McCreight.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Each director will serve a three-year term, and subject to the special rights of the holders of one or more series of preferred stock elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board or Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition (as defined below) ceases to be satisfied, only for cause. If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appears below. In the event that any of Ms. Bazzano, Mr. Black, or Ms. Yugay should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of Ms. Bazzano, Mr. Black, or Ms. Yugay will be unable to serve if elected. Each of Ms. Bazzano, Mr. Black, and Ms. Yugay has consented to being named in this proxy statement and to serve if elected.
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners – Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”),

Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”). “Sponsor Ownership Condition” means for so long as entities affiliated with the Stockholders maintain direct or indirect beneficial ownership of an aggregate of at least fifty percent of the voting power of all the then outstanding shares of voting stock of the Company.
Under the Stockholders Agreement, H.I.G. Growth Partners initially designated Mr. Black and Mr. Belatti as Class I Directors, Danielle Qi as a Class II Director, and Evan Karp as a Class III Director, and IVP Holdcos designated Eric Liaw as a Class II Director. On March 29, 2022, Mr. Belatti tendered his resignation as a Class I Director, effective on March 30, 2022, and on March 30, 2022, H.I.G. Growth Partners designated Ms. Yugay as a Class I Director. In connection with the 2022 Annual Meeting of Stockholders, H.I.G. Growth Partners has designated for nomination by the Board Mr. Black and Ms. Yugay as Class I Directors. For more information, see “Corporate Governance—Stockholders Agreement”.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Dara Bazzano.	53	2022	Director
John Black	58	2017	Director
Kira Yugay	37	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2022 Annual Meeting are as follows:
Dara Bazzano
Ms. Bazzano has served on our Board of Directors since January 2022. Ms. Bazzano has served as T-Mobile’s SVP, Chief Accounting Officer, while also overseeing the T-Mobile/Sprint finance integration and back office and finance transformation, since July 2020. At T-Mobile, she also leads the corporate accounting, technical and policy, SEC reporting, finance operations and finance innovation teams. From April 2018 to July 2020, Ms. Bazzano previously served as Chief Accounting Officer at CBRE, the world’s largest commercial real estate services and investment company, where she led the global controller, finance technology and compliance organization. Prior to that, from July 2013 to April 2018, Ms. Bazzano was Chief Accounting Officer, VP of Finance and Global Corporate Controller at GAP Inc., and served in Assurance Partner roles at PwC from 2011 to 2013, and KPMG from 2000 to 2011, in each case in the Consumer, Retail and Technology Industries. Ms. Bazzano serves as an independent director for Self. Inc and is on the board of Girls on the Run International. Ms. Bazzano received a Bachelor of Science from California State University of Sacramento. Ms. Bazzano’s extensive finance and accounting experience, knowledge of the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors, relevant business experience in management, business operations, human capital management and environmental, social and governance (“ESG”) compliance, as well as her experience serving as an executive officer of public companies, provides her with the qualifications and skills to serve as a director.
John Black
Mr. Black has served on our Board of Directors since October 2017. Mr. Black has served as a Senior Advisor at H.I.G. Growth Partners from July 2021. From March 2010 to July 2021, he served as the Head of H.I.G. Growth Equity, the dedicated growth equity investment affiliate of H.I.G. Capital, LLC, a leading private equity investment firm (“H.I.G. Capital”). Mr. Black joined H.I.G. Capital in 1996, where he led or had a significant role in more than forty H.I.G. Capital investments in a wide range of industries including technology, media, healthcare, consumer, and business service companies. Prior to H.I.G. Capital, Mr. Black was a senior professional with several leading firms working with lower middle market businesses to identify and implement operational initiatives to enable the businesses to realize their full growth potential. Mr. Black has held several executive level management positions including chief operating officer and chief financial officer. Mr. Black began his career in the Corporate Finance Group at Ernst & Young. He currently serves on the board of directors of Adtheorent Holding Company, Inc. and serves as the Chair of its Nominating and Corporate Governance Committee. Mr. Black received his Bachelor of Arts in Applied Mathematics from Harvard University. Mr. Black’s experience as an executive level manager and leadership roles in a wide range of industries (including the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors) and business situations provides him with valuable and relevant experience in finance, accounting, reporting, operational matters, human capital management, ESG compliance, and leadership of complex organizations, and provides him with the qualifications and skills to serve as a director.

Kira Yugay
Ms. Yugay has served as a member of our Board of Directors since March 2022. Since March 2019, Ms. Yugay has served in roles of increasing responsibility at H.I.G. Capital, where she currently serves as a Principal. At H.I.G. Capital, Ms. Yugay focuses on private equity investments in middle market businesses in the technology sector and is responsible for all key aspects of the transaction process, including deal origination, transaction structuring and negotiating, and post-closing portfolio company oversight. Prior to joining H.I.G. Capital, Ms. Yugay held a consulting role at SimonMed, a radiology company, between October 2018 and February 2019, and private equity investing roles at Warburg Pincus, a private equity firm, from August 2014 to July 2018 and at Greenbriar Equity Group, a private equity firm, from August 2010 to July 2012. In addition, Ms. Yugay has also previously held operating roles at healthcare services and technology companies. Ms. Yugay began her career at Citigroup in 2007, where she advised clients on mergers & acquisitions, capital raises, and other strategic initiatives. Ms. Yugay also serves on the board of directors of a privately held company. Ms. Yugay received a Bachelor of Arts, summa cum laude, in Art History with Concentration in Mathematics from Columbia University and an M.B.A., with distinction, from Harvard Business School. Ms. Yugay’s experience in finance and private equity, as well as her experience working with a variety of technology companies, provides her with the qualifications and skills to serve as a director.
Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Eric Liaw.	44	2018	Director
Danielle Qi	37	2017	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Eric Liaw
Mr. Liaw has served as a member of our Board of Directors since April 2018. Since March 2011, Mr. Liaw has served in roles of increasing responsibility at Institutional Venture Partners, a venture capital firm, where he currently serves as a general partner. From August 2003 to January 2011, Mr. Liaw served in several roles at Technology Crossover Ventures, a venture capital firm, including most recently as a vice president. From 2014 to February 2019, Mr. Liaw served on the board of directors of Mindbody, Inc. Mr. Liaw currently serves on the board of directors of The Honest Company, Inc. and ZipRecruiter, Inc. Mr. Liaw also serves on the boards of directors of a number of privately held companies. Mr. Liaw holds a B.A. degree in Economics with a minor in Computer Science and an M.S. degree in Management Science and Engineering from Stanford University. Mr. Liaw’s involvement with his respective firms’ investments in many e-commerce and branded consumer companies, including in the e-commerce, consumer/retail, apparel/accessories and digital marketing sectors, in-depth knowledge and general management and business operations experience, coupled with his skills in private financing and strategic planning, provides him with the qualifications and skills to serve as a director.
Danielle Qi
Ms. Qi has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2017. Ms. Qi has served as a Managing Director at H.I.G. Capital since April 2021, focusing primarily on the internet, consumer, media, and technology-enabled services sectors, prior to which she was a Principal and Vice President at H.I.G. Capital since July 2018 and July 2015, respectively. From December 2012 to June 2015, Ms. Qi worked at Alliance Holdings, a private equity firm focused on lower middle market companies in a wide range of industries. Ms. Qi currently serves on the boards of directors of Adtheorent Holding Company, Inc., as well as a number of privately held companies. Ms. Qi received a B.S. in Economics and B.A. in History from the University of Pennsylvania and an M.B.A. from the Kellogg School of Management at Northwestern University. Ms. Qi’s experience managing companies in a wide range of industries, including the e-commerce, consumer/retail, and apparel/accessories sectors and knowledge of complex financial matters provides her with valuable and relevant experience in strategic planning, corporate finance, financial reporting, and leadership of complex organizations, and provides her with the qualifications and skills to serve as a director.

Class III Directors (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Lulus
Evan Karp	45	2017	Director and Chair of the Board
Michael Mardy	73	2017	Director
David McCreight	59	2021	Chief Executive Officer and Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Evan Karp
Mr. Karp has served on our Board of Directors since August 2017 and served as a board member of Lulu’s Holdings, L.P. (a predecessor entity) since July 2014. Mr. Karp has been a Managing Director at H.I.G. Growth Partners, focusing on e-commerce, tech-enabled business services, and consumer-oriented investments since January 2018. Prior to that he was a Principal at H.I.G Growth Partners from May 2012 to December 2017. Prior to H.I.G. Growth Partners, Mr. Karp was a Principal at SKM Growth Investors investing primarily in consumer oriented, multi-channel businesses and served as a board representative for numerous portfolio companies from July 2001 to April 2012. Prior to that, he was an Associate at J.H. Whitney & Co. He began his career at Salomon Smith Barney focusing on telecom mergers & acquisitions advisory services. Mr. Karp currently serves on the boards of directors of a number of privately held companies. Mr. Karp graduated from the Business Honors Program at the University of Texas at Austin with a B.A. in Finance. Mr. Karp has experience with information technology, strategic technology, cybersecurity and risk management. Mr. Karp’s involvement with his respective firms’ investments in many e-commerce, consumer-retail and digital marketing companies over the past 20 years, including investments in the retail industry, in-depth knowledge and industry experience, coupled with his skills in private financing and strategic planning, provides him with the qualifications and skills to serve as a director.
Michael Mardy
Mr. Mardy has served on our Board of Directors since October 2017. Mr. Mardy served as Executive Vice President and director of specialty retailer, Tumi Holding Inc. from July 2003 to August 2016. Prior to joining Tumi, from 1996 to 2002, he served as Executive Vice President and Chief Financial Officer of Keystone Foods LLC, a processor and distributor, supplying the quick service restaurant industry. From 1982 to 1996, he served as Senior Vice President, Chief Financial Officer and in various other finance positions at Nabisco Biscuit Company, a snack food and consumer products company. Mr. Mardy currently serves on the board of directors of Vince Holding Corp., where he also acts as the audit committee chair. Mr. Mardy also currently serves on the boards of directors of a number of privately held companies. Mr. Mardy previously served on the board of directors of David’s Tea Inc., and on the board of directors of Keurig Green Mountain Inc. from 2007 until 2016 and ModusLink Global Solutions, Inc. from 2003 until 2013, in each case acting as audit committee chair and a member of their respective compensation committees. Mr. Mardy also served on the New York Stock Exchange Advisory Board from 2014 until 2016 and is a trustee of the New Jersey chapter of the financial Executive Institute. Mr. Mardy holds an MBA from Rutgers University and undergraduate degree from Princeton University. He is a member of the American institute of Certified Public Accountants, and the New Jersey Society of Certified Public Accountants, as well as a member of the National Association of Corporate Directors. Mr. Mardy’s experience as a chief financial officer in the e-commerce, consumer/retail, apparel/accessories and digital marketing industry sectors and vast knowledge of operations, including global supply chain, human capital management and technology aspects of business operations, provide him with valuable and relevant experience in management and leadership of complex organizations, as well as extensive industry knowledge, and provides him with the qualifications and skills to serve as a director.

David McCreight
Mr. McCreight has served as our Chief Executive Officer since April 2021 and on our Board of Directors since April 2021. Previously, he was the CEO of Anthropologie Group, Inc. from 2011 to April 2018. He also served as the President of URBN, Inc. from 2016 to April 2018, and as President at Under Armour, Inc. from 2008 to 2010. He is currently a board member of CarMax, Inc., where he also serves on the audit committee, and Wolverine Worldwide, Inc., where he also serves on the governance and compensation committees. Mr. McCreight served on the board of directors of David’s Tea Inc. from November 2014 to February 2018. He also currently serves on the board of directors of a privately held company. Mr. McCreight received his Bachelor of Arts degree from the University of Virginia. Mr. McCreight’s broad knowledge of the e-commerce, consumer/retail, apparel/accessory and digital marketing industry sectors, extensive leadership experience, including overseeing general management and business operations, digital marketing/brand development, global supply chains and human capital management, and apparel and direct-to-consumer experience as our Chief Executive Officer provides him with the qualifications and skills to serve as a director.
The below board diversity matrix reflects certain self-reported statistics about the current eight members of our Board of Directors.
Board Diversity Matrix
Board Diversity Matrix (As of April 29, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	2	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	1	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Deloitte & Touche LLP also served as our independent registered public accounting firm for the fiscal year ended January 2, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 1, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of Lulu’s Fashion Lounge Holdings, Inc. (the “Company”) for the fiscal year ended January 2, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2022.
Michael Mardy (Chair)
Evan Karp
Dara Bazzano

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees in connection with professional services rendered by Deloitte & Touche LLP, our independent registered public accounting firm, for each of the last two fiscal years:
Fee Category	2021	2020
Audit Fees	$2,270,485	$974,420
Audit Related Fees	$1,895	$1,895
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,272,380	$976,315
Audit Fees
Audit fees for the fiscal year ended January 2, 2022 included fees and related expenses for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC, including fees related to our initial public offering.
Audit fees for the fiscal year ended January 3, 2021 included fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide.
Audit Related Fees
Audit related fees for the fiscal year ended January 2, 2022 and the fiscal year ended January 3, 2021 included the cost of a subscription to an accounting research tool for both the fiscal years.
Tax Fees
There were no such fees for the fiscal year ended January 2, 2022 and the fiscal year ended January 3, 2021.
All Other Fees
There were no such fees for the fiscal year ended January 2, 2022 and the fiscal year ended January 3, 2021.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may review and pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the Pre-Approval Policy was adopted.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
David McCreight(1)	59	Chief Executive Officer and Director
Crystal Landsem(2)	38	Co-President and Chief Financial Officer
Mark Vos(3)	52	Co-President and Chief Information Officer
(1)	See biography on page 12 of this proxy statement.
(2)
Crystal Landsem has served as our Co-President since July 2020 and Chief Financial Officer since September 2015. Previously, she was the Co-Founder and Chief Financial Officer of sqwrl LLC, a consulting and project management services firm, where she oversaw finance and accounting functions, budgeting, forecasting, cash management, accounting, and analysis for small to mid-sized e-commerce companies from August 2015 to January 2016. Ms. Landsem also served as the Director of Finance for 11 Main, an Alibaba Group Company, where she was responsible for the administrative, financial, and risk management operations of five U.S.-based Alibaba companies from May 2012 to August 2015. Ms. Landsem holds a CPA in California and received her B.A. in Accounting from California State University-Chico.

(3)
Mark Vos has served as our Co-President since July 2020 and Chief Information Officer since January 2018. Prior to that, Mr. Vos held roles of increasing responsibility at the Company since October 2015. Previously, Mr. Vos was the Co-Founder and Chief Executive Officer of sqwrl LLC, a consulting and project management services firm from July 2015 to March 2016. He also served as Senior Director of Engineering at 11 Main, an Alibaba Group Company, from December 2013 to July 2015. Mr. Vos holds a Masters in International Management from Universität zu Köln, Germany and a MSc in Business Administration from Erasmus University Rotterdam, The Netherlands.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of our website at investors.lulus.com, or by writing to our Corporate Secretary at our offices at 195 Humboldt Avenue, Chico, California 95928.
Board Composition
Our Board of Directors currently consists of eight members: Dara Bazzano, John Black, Evan Karp, Eric Liaw, Michael Mardy, David McCreight, Danielle Qi, and Kira Yugay. As set forth in our Amended Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board shall consist of at least one member, and that our Board of Directors will be divided into three classes. The authorized number of directors shall be determined from time to time by resolution of the Board of Directors, provided the Board of Directors shall consist of at least one member, with one class being elected at each annual meeting of stockholders. Each director will serve a three-year term, and subject to the special rights of the holders of one or more series of preferred stock elect directors, at each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. The classification of our Board or Directors could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of our Company. Under our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of preferred stock, par value $0.001 per share, and as of the Record Date, there are no outstanding shares of preferred stock.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that, except as otherwise provided by the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and subject to the special rights of the holders of one or more series of preferred stock to elect directors, directors may be removed from office at any time, but only by the affirmative vote of the holders of at least sixty six and two thirds percent (66-2/3%) of the voting power of all the then outstanding shares of voting stock of the Company with the power to vote at an election of directors and, once the Sponsor Ownership Condition ceases to be satisfied, only for cause.
Director Independence
Dara Bazzano, Eric Liaw, and Michael Mardy each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Mr. McCreight is our Chief Executive Officer and that John Black, Evan Karp, Danielle Qi, and Kira Yugay are currently affiliated with H.I.G. Growth Partners, our Sponsor and one of our significant stockholders. For the period during which Thomas Belatti was on our Board of Directors and until his resignation from our Board of Directors, effective on March 30, 2022, he did not qualify as “independent” in accordance with the listing requirements of Nasdaq because he is affiliated with H.I.G. Growth Partners. Upon the expiration of Mr. Black’s contract with H.I.G. Growth Partners in June 2022, we expect that our Board of Directors will determine that Mr. Black qualifies as independent under the Nasdaq rules.

There are no family relationships among any of our directors or executive officers. Ms. Landsem, our Co-President and Chief Financial Officer, and Mr. Vos, our Co-President and Chief Information Officer, are involved in a personal relationship and began sharing a primary residence in April 2022. Our Board of Directors is informed of the relationship, and we have taken appropriate actions to ensure compliance with Company policies and procedures.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with H.I.G. Growth Partners – Lulu’s, L.P., a Delaware limited partnership (“H.I.G. Growth Partners”), Institutional Venture Partners XV, L.P., a Delaware limited partnership (“IVP XV”), Institutional Venture Partners XV Executive Fund, L.P., a Delaware limited partnership (“IVP XV Executive Fund”), Institutional Venture Partners XVI, L.P., a Delaware limited partnership (“IVP XVI,” and together with IVP XV and IVP XV Executive Fund, the “IVP Holdcos”) and Canada Pension Plan Investment Board, a Canadian Crown Corporation (“CPPIB” and, together with H.I.G. Growth Partners and the IVP Holdcos, the “Stockholders”).
Under the Stockholders Agreement, H.I.G. Growth Partners initially designated Mr. Black and Mr. Belatti as Class I Directors, Danielle Qi as a Class II Director, and Evan Karp as a Class III Director, and IVP Holdcos designated Eric Liaw as a Class II Director. On March 29, 2022, Mr. Belatti tendered his resignation as a Class I Director, effective on March 30, 2022, and on March 30, 2022, H.I.G. Growth Partners designated Ms. Yugay as a Class I Director. H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. In addition, H.I.G. Growth Partners, the IVP Holdcos and CPPIB agreed to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors.
No Stockholder shall have any voting obligations after any time as such Stockholder beneficially owns in the aggregate less than ten percent of all issued and outstanding shares of common stock. As of April 20, 2022, entities affiliated with H.I.G. Growth Partners beneficially owned 35.37% of our common stock, entities affiliated with CPPIB beneficially owned 19.23% of our common stock and entities affiliated with IVP Holdcos beneficially owned 19.23% of our common stock. In connection with the 2022 Annual Meeting of Stockholders, H.I.G. Growth Partners has designated for nomination by the Board Mr. Black and Ms. Yugay as Class I Directors.
The Stockholders Agreement terminates, as to each individual party but not collectively to all parties, upon the earliest to occur of any of the following (a) each of H.I.G. Growth Partners, the IVP Holdcos, and CPPIB ceasing to beneficially own any shares of common stock; and (b) the unanimous written consent of the Company and each of H.I.G. Growth Partners (if they continue to beneficially own any shares of common stock), each of the IVP Holdcos (if they continue to beneficially own any shares of common stock) and CPPIB (if they continue to beneficially own any shares of common stock). The rights and obligations of (i) H.I.G. Growth Partners under the Stockholders Agreement shall terminate upon H.I.G. Growth Partners ceasing to beneficially own any shares of common stock, (ii) the IVP Holdcos under the Stockholders Agreement shall terminate upon the IVP Holdcos ceasing to beneficially own any shares of common stock and (iii) CPPIB under the Stockholders Agreement shall terminate upon CPPIB ceasing to beneficially own any shares of common stock.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. John Black and Kira Yugay, two of our Class I Director nominees, were each recommended by entities affiliated with H.I.G. Growth Partners, our Sponsor and one of our significant stockholders, pursuant to the Stockholders Agreement. Dara Bazzano, the third Class I Director nominee, was recommended by a third-party search firm.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and/or executive compensation; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Chair of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Corporate Secretary, Lulu’s Fashion Lounge Holdings, Inc., 195 Humboldt Avenue, Chico, California 95928.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently do not have an independent Chair of the Board. Our Board believes that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. At times when the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a Lead Director. The Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chair of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board. We currently do not have a Lead Director.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and also oversees management of financial and cybersecurity risks and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans, equity incentive plans and other compensatory arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework and ESG framework. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board has an active role in overseeing management of the Company’s risks and is regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, investors.lulus.com, under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
There were eight (8) meetings of the Board of Directors during the fiscal year ended January 2, 2022. During the fiscal year ended January 2, 2022, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which are available on our website at investors.lulus.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

CORPORATE RESPONSIBILITY
Environmental, Social, and Governance (“ESG”) at Lulus
At Lulus, we believe in being responsible business stewards and strive to understand the impact that our business has on our employees, customers, and the planet. We will look for opportunities to play a constructive role in addressing the environmental, social, and governance (“ESG”) challenges of the fashion industry while balancing the expectations we have to shareholders to provide a financial return. Over time we will increase transparency, and develop ESG initiatives, partnerships, and programs to create a more sustainable business model that increases protection of individuals and the environment, all while working towards creating long-term value for our Company and our stakeholders.
Recent Steps Toward Integrating ESG Frameworks
•	Formalized ESG oversight at the Board level through the Nominating and Corporate Governance Committee Charter;
•	Created an ESG Steering Committee responsible for the implementation of our ESG program across the organization;
•	Engaged a third-party greenhouse gas (“GHG”) consulting firm to assess our Scope 1 and 2 GHG emissions; and
•
Conducted a current-state supply chain assessment and engaged a third-party supply chain management firm to lay groundwork for greater oversight of our suppliers and their social and environmental impacts.

Environmental Commitment
Consistent with the consensus across the scientific community, Lulus recognizes that monitoring and limiting GHG emissions is a necessary step toward lessening the threat to our planet posed by climate change. We recently partnered with a third-party to develop a GHG Scope 1 and 2 emissions inventory for tracking GHG emissions within our operations’ direct control. We believe that this partnership will set us on the path toward budgeting our GHG emissions and limiting our environmental footprint by reducing our consumption where reasonably possible throughout our own operations. Going forward, we anticipate engaging with our suppliers to assess and disclose certain of our Scope 3 GHG emissions.
Social Responsibility
At Lulus, our core values include the belief that all voices at every level should be valued, and that belief extends to our worldview. Beyond simply promoting diversity, equity, and inclusion, we seek to create a work environment where our employees can bring their authentic self to work and are honored for their differences. To achieve this, since 2020 we have partnered with a third-party consulting firm to evaluate opportunities for continuous improvement at Lulus. Internally, we are working to create a more inclusive organization where traditionally marginalized voices can be heard. Because the work is never done, we hold regular Belonging, Dignity, Justice and Joy (“BDJJ”) learning sessions to continue the conversation and have created employee affinity groups to provide a forum for employees to feel safe, included, and represented. We also aim to pay our workers a competitive wage (and strive to pay over what we believe is the local median wage for a given position), provide customary paid sick leave for all employees, and promote their development and well-being through internal learning programs. Externally, we are committed to having our platforms, paid advertising, and social media better reflect our diverse and exceptional customer base. Since 2020, we have measurably increased the ethnic and body-type diversity of our brand representations.
We will also continue to seek avenues for making improvements in our product sourcing and supplier relationships. Our standard vendor terms and conditions require our suppliers to comply with applicable labor and environmental laws and to warrant that they will not utilize child labor, convict labor, indentured or bonded labor, or labor obtained through human trafficking. Moving forward, we will be working with a third-party supply chain management firm and directly with our suppliers to lay groundwork for greater oversight of our suppliers and further support the health and wellbeing of all the people who make our products.

Community
As a women's e-commerce brand, we believe that technology and young women are two of the biggest keys to our Company’s future. That’s why in 2022 we partnered with Girls Who Code to support their summer technology program for girls in high school. Our work with Girls Who Code, a program aimed at closing the gender gap in technology and in which over half of the participants come from historically underrepresented or marginalized groups, is only a recent addition to Lulus’ long history of supporting organizations that empower women and girls. We plan to continue to evolve, seeking new voices to amplify, organizations with which to share resources and exchange ideas, and opportunities to cultivate and positively influence our greater community.
Governance
Our Board includes four directors who self-identify as diverse, including three directors who self-identify as female and three directors who self-identify as an underrepresented minority, which satisfies Nasdaq’s board diversity goals underlying its disclosure requirements. Our Board intends to meet Nasdaq’s board independence requirements by the one-year anniversary of our initial public offering. To underscore our commitment to becoming better business stewards, the Board of Directors oversees our ESG strategy and operations through our Nominating and Corporate Governance Committee. Internally, our ESG program is guided by our ESG Steering Committee, which consists of individuals across the Company, including executive officers, marketing, merchandising, buying, legal, production, operations, finance, and human resources. The ESG Steering Committee is responsible for the strategy and implementation of ESG efforts across the Company and is accountable to our Nominating and Corporate Governance Committee.
We look forward to sharing our progress as we advance in our ESG journey.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Dara Bazzano.	X		X
John Black.			Chair
Evan Karp	X
Eric Liaw.		Chair	X
Michael Mardy.	Chair	X
Danielle Qi		X
Audit Committee
Our Audit Committee’s responsibilities include:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating the Board of Directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies, including for financial and cybersecurity-related risks;
•	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by the SEC rules (which is included on page 14 of this proxy statement).
The Audit Committee charter is available on our website at investors.lulus.com. The members of the Audit Committee are Dara Bazzano, Michael Mardy and Evan Karp. Mr. Mardy serves as the Chair of the Audit Committee. Our Board has affirmatively determined that each of Ms. Bazzano and Mr. Mardy is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and that each of Ms. Bazzano and Mr. Mardy meet the independence requirements of the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that each of Ms. Bazzano and Mr. Mardy qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met seven (7) times in 2021.
Compensation Committee
Our Compensation Committee’s responsibilities include:
•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
Pursuant to the Compensation Committee’s charter, which is available on our website at investors.lulus.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee did not engage a compensation consultant in 2021. In January 2022, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Eric Liaw, Michael Mardy and Danielle Qi. Mr. Liaw serves as the Chair of the Compensation Committee. Each of Mr. Liaw and Mr. Mardy qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act, and Ms. Qi qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met five (5) times in 2021.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become board members;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
•
developing and recommending to the Board of Directors corporate governance principles, and reviewing and recommending to the Board of Directors proposed changes to our corporate governance guidelines from time to time;

•	overseeing an annual evaluation of the Board of Directors; and
•	reviewing and providing oversight with respect to the Company’s strategy, initiatives and policies related to ESG matters, risks, and opportunities.
The Nominating and Corporate Governance Committee charter is available on our website at investors.lulus.com. The members of our Nominating and Corporate Governance Committee are Dara Bazzano, John Black and Eric Liaw. Mr. Black serves as the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met four (4) times in 2021.

EXECUTIVE COMPENSATION
The following is a discussion of compensation arrangements of our 2021 named executive officers (“NEOs”). As an emerging growth company as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
We seek to ensure that the total compensation paid to our NEOs is reasonable and competitive. Compensation of such executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives. Our NEOs are employed by our indirect subsidiary, Lulu’s Fashion Lounge, LLC. Before the completion of our initial public offering, all employee compensation matters were historically decided by our Board of Directors except for grants of Class P Units of Lulu’s Holdings, L.P. (the “LP”), which were made by the board of managers of the LP. Since the closing of our initial public offering, all compensation matters with respect to our NEOs have been determined by our Board of Directors or its compensation committee. All references to “we,” “us,” “our,” the “Company” or similar phrases in this Executive Compensation section refer to the Company and the LP (as applicable) for actions taken prior to the completion of our initial public offering, and to the Company for actions taken on and after the completion of our initial public offering.
Our NEOs for 2021 were as follows:
•	David McCreight, Chief Executive Officer;
•	Crystal Landsem, Co-President and Chief Financial Officer; and
•	Mark Vos, Co-President and Chief Information Officer.
2021 Summary Compensation Table
The following table sets forth information concerning the compensation of our NEOs for fiscal 2021 and fiscal 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
David McCreight Chief Executive Officer(5)	2021	673,077	1,000,000	11,827,059	—	—	13,500,136
Crystal Landsem Co-President and Chief Financial Officer	2021	431,644	—	—	220,000	11,600	663,244
	2020	394,329	—	3,376,454	99,138	—	3,869,921
Mark Vos Co-President and Chief Information Officer	2021	431,644	—	—	220,000	11,600	663,244
	2020	394,329	—	3,376,454	99,138	—	3,869,921
(1)
Amount represents an annual bonus earned by Mr. McCreight for fiscal year 2021 pursuant to his employment agreement, which was earned based on his continued employment with us through the payment date,

(2)
Amount reported represents the aggregate grant date fair value of stock options and a right to be issued shares of our common stock (the “special compensation awards” described under the section titled “Employment Agreements” below) that were granted to Mr. McCreight in fiscal 2021, in each case computed in accordance with FASB ASC Topic 718.

(3)
Amounts represent the annual performance-based cash bonuses earned by our NEOs based on the achievement of certain performance objectives during fiscal 2021. Please see the descriptions of the annual performance bonuses paid to our NEOs under the section titled “2021 Bonuses” below.

(4)	Amounts represent Company matching contributions under our 401(k) plan.
(5)	Mr. McCreight commenced employment with us in April 2021.
Narrative to Summary Compensation Table
2021 Salaries
Our NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The base salaries of our NEOs are reviewed from time to time and adjusted when our compensation committee determines an adjustment is appropriate.

In fiscal year 2021, Mr. McCreight’s annual base salary was $1,000,000, and Ms. Landsem’s and Mr. Vos’s annual base salaries were increased from $396,550 to $440,000 in March 2021.
2021 Bonuses
We maintain an annual performance-based cash bonus program in which Ms. Landsem and Mr. Vos participated in 2021. The 2021 annual bonuses for Ms. Landsem and Mr. Vos were targeted at 50% of their respective base salaries.
Our corporate performance objectives under our 2021 bonus plan included achievement of certain EBITDA goals. Following its review and determinations of corporate performance for 2021, our compensation committee and Board of Directors determined that the corporate goals were achieved at 200% of target. The actual amount of the 2021 annual bonus paid to each NEO for 2021 performance are set forth above in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”
Mr. McCreight did not participate in our performance-based bonus program for 2021, and was paid a $1 million cash bonus in March 2022 for fiscal year 2021 pursuant to the terms of his employment agreement.
Equity-Based Compensation
Restricted Shares
Before the completion of our initial public offering, we had granted Class P Units of the LP to Ms. Landsem and Mr. Vos in recognition of their service to us and to align their interests with the interests of our stockholders. Immediately before the completion of our initial public offering, the LP liquidated and the unit holders of the LP (including Ms. Landsem and Mr. Vos) received shares of our common stock in exchange for their LP units. Any such shares of common stock received in respect of unvested Class P Units of the LP (referred to as “restricted shares”) are subject to vesting and a risk of forfeiture to the same extent as the corresponding Class P Units.
Pursuant to amendments made to their Class P Unit agreements in October 2021, the vesting of all restricted shares held by Ms. Landsem and Mr. Vos shall fully accelerate on the first anniversary of our initial public offering, subject to continued employment with us through such date. Further, if Ms. Landsem’s or Mr. Vos’s employment is terminated by us without cause (as defined in the applicable Class P Unit award agreements) within the 120 day period preceding the first anniversary of our initial public offering, then the vesting of their restricted shares shall fully accelerate as of the date of such termination of employment.
CEO Equity Awards
Upon commencement of his employment with us, we granted Mr. McCreight the following awards under our 2021 Equity Incentive Plan (the “2021 Plan”): (i) options to purchase 322,793 shares of our common stock and (ii) two special compensation awards.
The options have a term of ten years, an exercise price of $11.35 per share, and vest and become exercisable as follows (in each case subject to Mr. McCreight’s continued employment with us through each such vesting date): (i) as to 275,133 of the options in 24 substantially equal monthly installments beginning on April 30, 2023 and ending on March 31, 2025 (the “Base Options”) and (ii) as to 47,660 of the options in 24 substantially equal monthly installments beginning on April 30, 2023 and ending on March 31, 2025 (the “Preferred Conversion Options”), but only if a Listing Event (as defined in the employment agreement) has occurred in connection with which our Series A Preferred Stock has converted to shares of our common stock on at least a one-to-one basis (the “Preferred Conversion Vesting Condition”). Upon the closing of our initial public offering, (i) the Base Options that would have become vested and exercisable on the last 12 scheduled monthly vesting dates became vested and exercisable and (ii) the Preferred Conversion Options that would have become vested and exercisable on the last 12 scheduled monthly vesting dates became vested and exercisable, in each case, with any shares acquired pursuant to any exercise of any such accelerated options being subject to a one-year holding period. If a Change of Control (as defined in the employment agreement) occurs, then all the Base Options and Preferred Conversion Options will immediately fully vest.
Pursuant to his employment agreement, Mr. McCreight was also granted two special compensation awards in 2021. Subject to his continued employment through March 31, 2022 and March 31, 2023, on or as soon as reasonably practicable following each such date, we will issue Mr. McCreight 208,914 shares of our common stock on each such date. The first 208,914 shares were issued to Mr. McCreight in April 2022.

In connection with our initial public offering in November 2021, we adopted the Lulu’s Fashion Lounge Holdings, Inc. Omnibus Equity Plan (“the Omnibus Equity Plan”) and the Lulu’s Fashion Lounge Holdings, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). In connection with the adoption of the Omnibus Equity Plan, we ceased granting awards under our 2021 Plan.
Other Elements of Compensation
Retirement Savings and Health and Welfare Benefits
The Company currently maintains a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Company matches 100% of each participating employee’s deferral up to a maximum of 4% of eligible compensation. The Company may make additional discretionary matching contributions up to 6% of eligible compensation. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.
All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.
Perquisites and Other Personal Benefits
We provide limited perquisites to our NEOs when our Board, with input from the compensation committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees. In fiscal 2021, we provided products discounts to our NEOs on the same basis as all of our full-time employees. In fiscal 2021, we did not provide any perquisites or other personal benefits to our NEOs not otherwise made available to our other employees.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the equity awards held by our NEOs as of fiscal 2021 year-end.
		Option Awards				Stock Awards(1)
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
David McCreight	3/31/2023(3)	161,397	161,396	11.35	4/19/2031	—	—
	(4)	—	—	—	—	417,828	4,274,380
Crystal Landsem	10/21/2021(5)(8)	—	—	—	—	15,103	154,504
	10/31/2021(6)(8)	—	—	—	—	40,691	416,269
	10/30/2021(7)(8)	—	—	—	—	1,620	16,573
Mark Vos	10/21/2021(5)(8)	—	—	—	—	15,103	154,504
	10/31/2021(6)(8)	—	—	—	—	40,691	416,269
	10/30/2021(7)(8)	—	—	—	—	1,620	16,573
(1)
For Mr. McCreight, represents the right to be issued shares of our common stock (the “special compensation awards”). For Ms. Landsem and Mr. Vos, represents restricted shares received upon liquidation of the LP in exchange for Class P Units of the LP.

(2)	Amount determined by multiplying the number of restricted shares by $10.23, the closing price of our common stock at fiscal 2021 year end.
(3)
Option vests as to 1/12th of the underlying shares on each monthly anniversary of the vesting commencement date, subject to continued service with us. Upon completion of our initial public offering, the option became vested and exercisable as to 161,397 of the underlying shares. If we undergo a change in control, the option will fully vest.

(4)	208,914 of the shares became issuable on March 31, 2022 and the remaining 208, 914 shares will become issuable on March 31, 2023, subject to continued service with us.
(5)	The restricted shares vest as to 1/21 of the total shares on each monthly anniversary of the vesting commencement date, subject to continued service with us
(6)	The restricted shares vest as to 1/33 of the total shares on each monthly anniversary of the vesting commencement date, subject to continued service with us.
(7)	The restricted shares vest as to 1/36 of the total shares on each monthly anniversary of the vesting commencement date, subject to continued service with us.
(8)
The vesting of the restricted shares are subject to acceleration upon the first anniversary of our initial public offering, or upon certain terminations of employment without cause, each as described above under “Narrative to Summary Compensation Table – Equity-Based Compensation.”

Executive Compensation Arrangements
Employment Agreements
David McCreight. We and our indirect, wholly-owned subsidiary Lulu’s Fashion Lounge, LLC entered into an employment agreement with Mr. McCreight on April 15, 2021, which sets forth the terms and conditions of his employment as our Chief Executive Officer. The employment agreement provides for an initial two-year term of employment with automatic one-year extensions thereafter unless we or Mr. McCreight provide the other with at least 60 days prior written notice not to extend. The agreement also provides for an annual base salary at the rate of $1 million per year, eligibility to participate in our health and welfare benefit programs available for senior management employees, and four weeks of paid vacation per calendar year (including 2021). Additionally, Mr. McCreight is entitled to annual cash bonus payments of $1 million for each of fiscal years 2021 and 2022 and is eligible for a performance-based bonus for subsequent fiscal years based on our annual incentive plan to be administered by our Board of Directors and/or compensation committee at a target amount of $1 million.
Mr. McCreight’s employment agreement provides for the grant of an initial stock option and two special compensation equity awards, described above under the section titled “Equity-Based Compensation.” The employment agreement also provides that, if, in connection with a Listing Event, shares of our Series A Preferred Stock convert into shares of our common stock on a greater than one-to-one basis (any such additional number of shares into which the Series A Preferred Stock convert on a greater than one-to-one basis, “Surplus Common Shares”) our Board of Directors will in good faith structure a grant to Mr. McCreight, expected to be in the form of shares of our restricted common stock or restricted stock units (“RSUs”) (each of which represents the right to receive one share of our common stock), with an aggregate value that is designed to approximate the “spread value” of options to purchase a number of shares of our common stock equal to 1.5% of the Surplus Common Shares, where the spread is calculated based on the offering price and an $11.35 exercise price. Based upon the initial offering price of $16.00 per share in our initial public offering, Mr. McCreight was granted 25,874 fully vested RSUs (representing the first half of the award) on January 4, 2022.
In the event Mr. McCreight is terminated by us without Cause, including due to our non-renewal of employment agreement, or resigns for Good Reason (each, as defined in the employment agreement and summarized below), Mr. McCreight will be entitled to the following severance benefits (subject to his timely execution and non-revocation of a general release of claims in our favor): (i) a lump sum cash payment equal to his then-current annual base salary, (ii) COBRA premium reimbursements for 12 months following termination, (iii) any then-unpaid special compensation award(s) payable in fully vested shares of our common stock, and (iv) if termination occurs on or after April 15, 2022, 100% vesting of any then-unvested options.
In addition to standard confidentiality, intellectual property, and non-disclosure restrictions, Mr. McCreight is bound by an employee and independent contractor non-solicitation covenant that applies during employment and for 24 months following termination and a non-competition covenant that applies during employment and for 12 months following termination. The employment agreement also provides, however, that if Mr. McCreight became a resident of California, the non-competition covenant and the no-hire provision of the non-solicitation covenant will cease to apply.
For purposes of the employment agreement:
•
“Cause” is generally defined to mean, subject to certain notice and cure rights: (i) the material failure by Mr. McCreight to reasonably and substantially perform his duties under the employment agreement (other than as a result of physical or mental illness or injury) or to comply with a lawful directive or order of the Board of Directors; (ii) willful misconduct or gross negligence in the performance of his duties; (iii) breach of fiduciary duty or duty of loyalty to any member of the Company; (iv) engagement in fraud, embezzlement, or any other act of material dishonesty; (v) commission of any felony or other serious crime involving moral turpitude; (vi) material breach of his obligations under any agreement between him and any member of the Company; (vii) material breach of the Company’s material written policies or procedures (other than policies related to sexual harassment, sexual misconduct, or sex-based discrimination), or (viii) conduct that constitutes sexual harassment, sexual misconduct, or sex-based discrimination.

•
“Good Reason” is generally defined to mean, subject to certain notice requirements and cure rights: (i) prior to April 15, 2023, any reduction of or failure to pay Mr. McCreight’s base salary or annual bonus as set forth in his employment agreement, (ii) following April 15, 2023, a material decrease in his base salary (other than as part of an across-the-board base salary reduction of 10% or less applicable to all similarly-situated employees of the Company) or target bonus opportunity, (iii) a material diminution in his title, reporting structure, duties, authorities, or responsibilities (other than temporarily while physically or mentally incapacitated or as required by applicable law), (iv) a material breach by the Company of the material terms of his employment agreement, (v) requiring him to relocate to California or some other geographical location more than 45 miles from his current residence, or (vi) requiring him to materially increase the number of business travel days set forth in the agreement.

Crystal Landsem. We have not entered into an employment agreement with Ms. Landsem.
Mark Vos. We have not entered into an employment agreement with Mr. Vos.

DIRECTOR COMPENSATION
In fiscal 2021, we did not have a formalized non-employee director compensation program. However, we paid each of our non-employee directors who were not associated with our institutional investors (other than Colleen Winter) an annual cash retainer of $120,000 (earned in monthly installments) for their services as members of our Board of Directors. In addition, we reimbursed our non-employee directors for travel and other necessary business expenses incurred in the performance of their services for us.
The following table sets forth information concerning the compensation earned by our non-employee directors during fiscal 2021.
Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Evan Karp	—	—	—
Danielle Qi	—	—	—
John Black	—	—	—
John Kim	—
Thomas Belatti	—
Eric Liaw	—
Michael Mardy	120,000	—	120,000
Debra Cannon(2)	100,000	15,600	115,600
Colleen Winter(2)	—	15,600	15,600
(1)	Amounts represent an allowance provided by us to Dr. Cannon and Ms. Winter to purchase our products.
(2)	Dr. Cannon and Ms. Winter ceased serving on our Board of Directors effective as of the date that the registration statement relating to our initial public offering became effective.
None of our non-employee directors held unexercised options or unvested equity awards as of fiscal 2021 year end.
Non-Employee Director Compensation Program
Effective as of January 30, 2022, we adopted a non-employee director compensation program (the “Non-Employee Director Compensation Program”), pursuant to which our non-employee directors will be eligible to receive cash compensation and equity awards for service on our Board of Directors.
Under the Non-Employee Director Compensation Program, each non-employee director receives an annual cash retainer of $50,000. The members of the following committees receive additional annual cash retainers in the amounts set forth below, depending on whether the member serves as chairperson of the committee:
	Chair	Non-Chair
Audit Committee Member	$20,000	$10,000
Compensation Committee Member	$15,000	$7,500
Nominating and Corporate Governance Committee Member	$10,000	$7,500
All annual cash retainers will be paid quarterly in arrears promptly following the end of the applicable quarter, and prorated for partial service.
Each non-employee director may elect to receive all or a portion of their annual cash retainers in the form of RSUs under our 2022 Plan. Elections to convert annual cash retainers into RSUs must generally be made on or prior to December 31 of the calendar year prior to the year in which the annual cash retainers are scheduled to be paid, or such earlier deadline as established by our Board of Directors or compensation committee. Each individual who was a non-employee director as of January 30, 2022 was permitted to make their initial election to convert the annual cash retainer payments scheduled to be paid in the same calendar year into RSUs, provided that the election was made no later than the 30th day following January 30, 2022. Each individual who first becomes a non-employee director is permitted to elect to convert the annual cash retainer payments scheduled to be paid in the same calendar year into RSUs, provided that the election is made on or prior to the date the individual becomes a non-employee director. RSUs granted in lieu of the annual cash retainers will be fully vested on the grant date, and the number of RSUs will be determined by dividing the amount of the cash retainers that would otherwise be paid by the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date.
Upon a non-employee director’s initial appointment to our Board of Directors, the director will be granted an award of a number of RSUs calculated by dividing (a) $200,000 by (b) the average closing trading price of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant. The initial award will vest as to one-third of the total RSUs on each anniversary of the date the non-employee director commenced service on our Board of Directors, subject to continued service with us through each applicable vesting date.
Each non-employee director who is serving immediately before and will continue serving immediately after each annual stockholder’s meeting will automatically be granted on the date of the annual stockholder’s meeting an award of a number of RSUs calculated by dividing (a) $100,000 by (b) the average closing trading price of a share of our common stock over the 10 consecutive trading days ending with the trading day immediately preceding the grant date. However, if a non-employee director is first appointed or elected on a date other than the date of an annual meeting, then such non-employee director will be granted automatically on such date of appointment or election an award of a number of RSUs calculated by dividing (a) the product of $100,000 multiplied by a fraction, the numerator of which is the number of days from the date of such appointment or election through the anticipated date of the first annual meeting following such appointment or election, and the denominator of which is 365, by (b) the average closing trading price of our common stock over the ten consecutive trading days ending with the trading day immediately preceding the grant date. Each annual award will fully vest on the earlier of (i) the first anniversary of the grant date, and (ii) immediately before our annual stockholder’s meeting following the grant date, subject to continued service with us through the applicable vesting date.
Each initial award and annual award of RSUs, along with any other equity-based awards held by any non-employee director, will fully vest immediately before a change in control of the Company.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes securities available under our equity compensation plans as of January 2, 2022. Our Omnibus Equity Plan and our ESPP are our only equity plans available for the grant of new equity awards.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	740,621(2)	11.35(3)	4,462,803(4)(5)(6)
Equity compensation plans not approved by security holders	—	—	—
Total	740,621	11.35	4,462,803
(1)	Consists of the 2021 Plan, the Omnibus Equity Plan and the ESPP. No awards were outstanding under the Omnibus Equity Plan or ESPP as of January 2, 2022.
(2)	Represents 417,828 shares of common stock subject to special compensation award outstanding under the 2021 Plan, and 322,793 shares of common stock subject to options outstanding under the 2021 Plan.
(3)
Represents the weighted-average exercise price of options outstanding under the 2021 Plan. Does not take into account special compensation awards outstanding under the 2021 Plan, which have no exercise price.

(4)	Consists of 3,719,000 shares of common stock reserved for issuance under the Omnibus Equity Plan, and 743,803 shares of common stock reserved for issuance under the ESPP.
(5)
To the extent outstanding awards under the 2021 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for issuance under the Omnibus Equity Plan. The number of shares of common stock reserved for issuance under the Omnibus Equity Plan will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 4% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year or (b) such smaller number of shares as determined by our Board of Directors.

(6)
The number of shares of common stock reserved for issuance under the ESPP will automatically increase on the first day of each fiscal year, starting in 2022 and continuing through 2031, equal to the lesser of (a) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding fiscal year or (b) such smaller number of shares as determined by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 20, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 38,832,567 shares of common stock outstanding as of April 20, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 20, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 195 Humboldt Avenue, Chico, California 95928. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Entities affiliated with H.I.G.(1)	13,791,895	35.52%
Entities affiliated with Institutional Venture Partners(2)	7,507,408	19.33%
Canada Pension Plan Investment Board(3)	7,500,000	19.31%
Named Executive Officers and Directors
David McCreight(4)	458,685	1.18%
Crystal Landsem(5)	365,592	*
Mark Vos(6)	365,592	*
Dara Bazzano(7)	4,112	*
John Black(8)	—	—
Evan Karp(8)	—	—
Eric Liaw(9)	—	—
Michael Mardy(10)	4,971	*
Danielle Qi(8)	—	—
Kira Yugay(8)	—	—
All executive officers and directors as a group (10 persons)(11)	1,198,952	3.07%
*	Less than one percent.
(1)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 13,791,985 shares of common stock held by H.I.G. Growth Partners—Lulu’s, L.P. H.I.G.-GPII, Inc. is the sole general partner of H.I.G. Growth Partners—Lulu’s, L.P., and has sole voting and dispositive power with respect to the shares held by H.I.G. Growth Partners—Lulu’s, L.P. H.I.G.-GPII, Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein. Sami Mnaymneh and Anthony Tamer, the directors of H.I.G.-GPII, Inc., have shared voting and dispositive power with respect to the shares held by H.I.G. Growth Partners—Lulu’s, L.P. Messrs. Mnaymneh and Tamer may be deemed to be indirect beneficial owners of the reported securities, but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address of each entity affiliated with by H.I.G. Growth Partners—Lulu’s, L.P. is 1450 Brickell Avenue, 31st floor, Miami, FL 33131.

(2)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of (a) 3,730,160 shares of common stock held by Institutional Venture Partners XV, L.P., (b) 19,843 shares of common stock held by Institutional Venture Partners XV Executive Fund, L.P., (c) 3,749,997 shares of common stock held by Institutional Venture Partners XVI, L.P., and (d) 2,427 shares of common stock and 4,971 restricted stock units that will vest within 60 days of April 20, 2022 held by Eric Liaw, a member of our Board of Directors and a managing director of Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC. Pursuant to the limited partnership agreements between (i) Institutional Venture Partners XV, L.P. and Institutional Venture Management XV, LLC, (ii) Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Management XV, LLC, and (iii) Institutional Venture Partners XVI, L.P. and Institutional Venture Management XVI, LLC, Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC hold sole voting and dispositive power over shares of common stock held by Mr. Liaw. Institutional Venture Management XV, LLC is the general partner of Institutional Venture Partners XV, L.P. and Institutional Venture Partners XV Executive Fund, L.P., and Institutional Venture Management XVI, LLC is the general partner of Institutional Venture Partners XVI, L.P. Todd C. Chaffee, Somesh Dash, Norman A. Fogelsong, Stephen J. Harrick, Eric Liaw, Jules A. Maltz, J. Sanford Miller

and Dennis B. Phelps are the managing directors of Institutional Venture Management XV, LLC and Institutional Venture Management XVI, LLC and may be deemed to share voting and dispositive power over the shares held by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P. but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities. The address for each of these entities is 3000 Sand Hill Road, Bldg. 2, Suite 250 Menlo Park, California 94025.
(3)
Based on a Schedule 13G filed with the SEC on February 14, 2022 and information available to the Company. Consists of 7,500,000 shares of common stock held by Canada Pension Plan Investment Board (“CPPIB”). None of the members of the board of directors of Canada Pension Plan Investment Board has sole voting or dispositive power with respect to the shares of common stock beneficially owned by CPPIB. The address for CPPIB is One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(4)	Consists of 297,288 shares of common stock and options to purchase 161,397 shares of common stock that are currently exercisable or that will become exercisable within 60 days of April 20, 2022.
(5)
Consists of 314,637 shares of common stock and 50,955 shares of unvested restricted stock. Ms. Landsem may be deemed the beneficial owner of Mr. Vos’s shares of common stock reported in footnote (6), but disclaims beneficial ownership in the securities.

(6)
Consists of 314,637 shares of common stock and 50,955 shares of unvested restricted stock. Mr. Vos may be deemed the beneficial owner of Ms. Landsem’s shares of common stock reported in footnote (5), but disclaims beneficial ownership in the securities.

(7)	Consists of 4,112 restricted stock units that will vest within 60 days of April 20, 2022.
(8)
Messrs. John Black and Evan Karp, and Mses. Danielle Qi and Kira Yugay, as members of our Board of Directors and agents of entities affiliated with H.I.G. Growth Partners—Lulu’s, L.P., may be deemed to share voting and investment power with regard to the shares held directly by H.I.G. Growth Partners—Lulu’s, L.P., but disclaim beneficial ownership in the securities, except to the extent of any pecuniary interest in such securities.

(9)
Mr. Liaw, a member of our Board of Directors, is a general partner of Institutional Venture Partners and, therefore, may be deemed to share voting and investment power with regard to the shares held directly by Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P. and Institutional Venture Partners XVI, L.P., as described in footnote (2) above, but disclaims beneficial ownership in the securities, except to the extent of any pecuniary interest in the securities.

(10)	Consists of 4,971 restricted stock units that will vest within 60 days of April 20, 2022.
(11)
Consists of 926,562 shares of common stock, 101,910 shares of unvested restricted stock, 163,834 options to purchase common stock that are currently exercisable or that will become exercisable within 60 days of April 20, 2022, and 9,083 restricted stock units that will vest within 60 days of April 20, 2022.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been one late Form 4 filed on April 4, 2022 for David McCreight with respect to a transaction on November 29, 2021. The transactions disclosed on the Form 4 filed on April 4, 2022 were previously disclosed in the Company’s final prospectus filed with the SEC on November 12, 2021. The Form 4 filed on April 4, 2022 was inadvertently not filed following the determination of the number of corresponding shares of common stock on November 29, 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel, or her designee, is required to present to the Audit Committee all relevant known facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant known facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party, whether the transaction arose in the ordinary course of business, and the extent of the related person’s interest in the transaction, taking into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 4, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”
Preferred Stock Financings
The Series B Redeemable Preferred Stock (the “Series B Preferred Stock”) and Series B-1 Redeemable Preferred Stock (the “Series B-1 Preferred Stock”) described below were redeemed and extinguished upon the closing of our initial public offering.
Series B Preferred Stock Financing.
In June 2020, we sold an aggregate of 7,500,001 shares of Series B Preferred Stock at a purchase price of $1.00 per share, for an aggregate purchase price of $7.5 million and incurred issuance costs associated with the issuance of $0.2 million. The following table summarizes purchases of our Series B Preferred Stock by related persons:
Stockholder	Shares of Series B Preferred Stock	Total Series B Preferred Stock Purchase Price
Institutional Venture Partners XV, L.P.	207,232	$207,232
Institutional Venture Partners XV Executive Fund, L.P.	1,102	$1,102
Institutional Venture Partners XVI, L.P.	208,383	$208,383
Canada Pension Plan Investment Board	416,667	$416,667
LFL Acquisition Corp.	5,000,000	$5,000,000
H.I.G.-GPII, Inc.	1,666,667	$1,666,667
In connection with the issuance of our Series B Preferred Stock, we incurred an equity-based compensation expense of $8.6 million.

Series B-1 Preferred Stock Financing.
In March 2021, we sold an aggregate of 1,450,000 shares of our Series B-1 Preferred Stock at a purchase price of $1.00 per share, for an aggregate purchase price of $1.45 million. In connection with the Series B-1 offering, we filed an amended and restated certificate of incorporation, which authorized the issuance of up to 2,500,000 shares of Series B-1 Preferred Stock with the same rights, preferences and privileges of the original Series B Preferred Stock and increased the authorized shares of common stock to 24,000,000.
The following table summarizes purchases of our Series B-1 Preferred Stock by related persons:
Stockholder	Shares of Series B-1 Preferred Stock	Total Series B-1 Preferred Stock Purchase Price
Mark Vos	600,000	$600,000
Crystal Landsem	400,000	$400,000
In connection with the issuance of our Series B-1 Preferred Stock, we incurred equity-based compensation expense of $1.5 million.
Professional Services Agreement
We entered into a professional services agreement (the “Professional Services Agreement”) with our H.I.G. Capital and certain of the IVP Holdcos on July 25, 2014, whereby H.I.G. Capital and certain of the IVP Holdcos agreed to provide us with certain management services and consulting services.
Pursuant to the Professional Services Agreement, we paid management and consulting fees of $0.4 million to H.I.G Capital and $0.3 million to the IVP Holdcos in 2021. The Professional Services Agreement terminated upon the consummation of our initial public offering and all outstanding fees due pursuant to it were settled at such time.
Investor Rights Agreement
On April 12, 2018, we entered into an Investors’ Rights Agreement with the LP, H.I.G.-GPII, Inc., LFL Acquisition Corp., Institutional Venture Partners XVI, L.P., Institutional Venture Partners XV, L.P., Institutional Venture Partners XV Executive Fund, L.P., Canada Pension Plan Investment Board, (the “Investors’ Rights Agreement”), pursuant to which such investors have certain demand registration rights, short-form registration rights and piggyback registration rights in respect of any shares of common stock or common stock issuable or issued upon conversion of the Series A Preferred Stock and related indemnification rights from us, subject to customary restrictions and exceptions. All fees, costs and expenses of registrations, other than underwriting discounts and commissions, are expected to be borne by us.
Stockholders Agreement
In connection with our initial public offering, on November 10, 2021, we entered into the Stockholders Agreement pursuant to which H.I.G. Growth Partners is entitled to designate for nomination by the Board: up to four directors at any time if at any time it owns in the aggregate 30% or more of all issued and outstanding shares of common stock; up to three directors if at any time it owns in the aggregate 20% or more of all issued and outstanding shares of common stock; up to two directors if it any time it owns in the aggregate 10% or more of all issued and outstanding shares of common stock; and one director if it owns less than 10% of common stock but at least 5% or more of all issued and outstanding shares of common stock. IVP Holdcos are entitled to designate for nomination by the Board one director from time to time if at any time it owns in the aggregate 10% or more of all issued and outstanding common stock. In addition, H.I.G. Growth Partners, the IVP Holdcos and CPPIB agree to vote, or cause to be voted, all outstanding shares of common stock beneficially owned by them (or any of their “Permitted Transferees” as defined in the Stockholders Agreement) at any annual or special meeting of stockholders of the Company at which directors are to be elected or removed to take all “Necessary Action” (as defined in the Stockholders Agreement) in their capacity as stockholders of the Company to cause the election or removal of their respective designees as directors. For more information, see “Corporate Governance—Stockholders Agreement”.

Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 195 Humboldt Avenue, Chico, California 95928 in writing no later than December 30, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 14, 2023 and no later than March 16, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 14, 2023, then our Corporate Secretary must receive such written notice not earlier than the 120th day prior to the 2023 Annual Meeting and not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 17, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov or our from our Investor Relations website at investors.lulus.com.

LULUS’ ANNUAL REPORT ON FORM 10-K
A copy of Lulus’ Annual Report on Form 10-K for the fiscal year ended January 2, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of April 20, 2022 without charge upon written request addressed to:
Lulu’s Fashion Lounge Holdings, Inc.
Attention: Corporate Secretary
195 Humboldt Avenue
Chico, California 95928
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended January 2, 2022 at investors.lulus.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ Naomi Beckman-Straus
Naomi Beckman-Straus
General Counsel and Corporate Secretary
Chico, California
April 29, 2022

LULU'S FASHION LOUNGE HOLDINGS, INC.
ATTN: LEGAL DEPARTMENT
195 HUMBOLDT AVENUE
CHICO, CA 95928

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/LVLU2022**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - Call 1-800-690-6903 toll-free
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D83713-P69379 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LULU'S FASHION LOUNGE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. To elect the following director nominees as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Dara Bazzano
02) John Black
03) Kira Yugay

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D83714-P69379

LULU'S FASHION LOUNGE HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 14, 2022 AT 2:00 P.M., EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) David McCreight and Crystal Landsem, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Lulu's Fashion Lounge Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 2:00 p.m., Eastern Time on June 14, 2022, at www.virtualshareholdermeeting.com/LVLU2022, and any continuation, postponement, or adjournment thereof.

Such proxies are authorized to vote in their discretion (a) for the election of any person to the Board of Directors if any nominees named herein becomes unable to serve or for good cause will not serve, (b) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (c) such other business as may properly be brought before the meeting or any continuation, postponement, or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side